UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2006
VIISAGE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)
000-21559
(Commission File Number)

Delaware (State or other jurisdiction of	04-3320515 (I.R.S. Employer Identification No.)
incorporation)
296 Concord Road, Third Floor
Billerica, MA 01821
(Address of principal executive offices, with zip code)
(978) 932-2200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3

Item 1.01 Entry into a Material Definitive Agreement.
     On January 11, 2006, Viisage Technology, Inc., a Delaware corporation (“Viisage”) and VIDS Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Viisage (“Merger Sub”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Identix Incorporated, a Delaware corporation (“Identix”). Under the Merger Agreement, Merger Sub will merge with and into Identix, and Identix will survive as a wholly-owned subsidiary of Viisage (the “Merger”). The Merger is intended to be a tax-free reorganization for federal income tax purposes, and Identix stockholders will receive 0.473 of a share of Viisage common stock for each share of Identix common stock they own. Based upon Viisage’s closing price of $17.69 on Wednesday, January 11, 2006, this represented a price of $8.367 per Identix share. To the extent permitted by Identix’ stock option plans, Viisage will assume Identix’ stock option plans and outstanding stock option and will assume all outstanding warrants to purchase Identix common stock. The assumed stock option plans will be converted into Viisage stock option plans and assumed outstanding options and warrants will be converted into the right to receive Viisage common stock based on the Exchange Ratio.
     Viisage and Identix have made customary reciprocal representations, warranties and covenants in the Agreement, including, among others, covenants (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, (ii) to cause stockholder meetings to be held to consider approval of the Merger (in the case of Identix) and approval of the stock issuance in connection with the Merger, along with certain charter amendments (in the case of Viisage), and (iii) subject to certain exceptions, for the board of directors of Identix, to recommend adoption by its stockholders of the Merger Agreement and for the board of directors of Viisage to recommend approval of the stock issuance and charter amendments.
     Consummation of the Merger is subject to reciprocal closing conditions, including stockholder approvals, antitrust approvals, absence of governmental restraints, effectiveness of a Form S-4 registration statement, accuracy of representations, and receipt of tax opinions. The Agreement contains certain termination rights for both Viisage and Identix, and further provides that, upon termination of the Agreement under specified circumstances, the terminating party must pay a termination fee of $20 million.
     Following the effective time of the Merger, Viisage will have a twelve-member board of directors, which will include a total of seven Viisage directors and five Identix directors. Robert LaPenta, Chairman of Viisage, will be the Chairman and Chief Executive Officer of Viisage. Joseph Atick, President and Chief Executive Officer of Identix will be the Vice-Chairman and Corporate Chief Strategic Officer of Viisage.
     The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     Certain affiliates of Identix and Viisage have entered into voting agreements with Viisage and Identix, respectively, in connection with the Merger. The Company voting agreements provide that Viisage stockholders will vote their shares of Viisage Common Stock in favor of the issuance of Viisage Common Stock in the Merger and certain amendments to Viisage Certificate of Incorporation, including an amendment to increase the authorized number of shares of Viisage’s common stock. The Parent voting agreements provide that Identix stockholders will vote their shares of Identix Common Stock in favor of the approval and adoption of the Merger Agreement and the Merger. A copy of the form of Parent voting agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference. A copy of the form of Company voting agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference.
Additional Information and Where to Find It
     Investors and security holders of both Identix and Viisage are advised to read the joint proxy statement/prospectus regarding the business combination transaction referred to in the material below, when it becomes available, because it will contain important information. Identix and Viisage expect to mail a joint proxy statement/prospectus about the transaction to their respective stockholders. This joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by the companies at the Securities and Exchange Commission’s web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from Identix or Viisage by directing such requests to the companies.
Participation In Solicitation
     Viisage, Identix and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Viisage’s participants is set forth in the proxy statement dated November 21, 2005, for Viisage’s special meeting of shareholders held on December 16, 2005 as filed with the SEC on Schedule 14A. Information concerning Identix’ participants set forth in the proxy statement, dated October 6, 2005, for Identix’ 20005 annual meeting of shareholders as filed with SEC on Schedule 14A. Additional information regarding the interests of participants of Viisage and Identix in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Reorganization, dated as of January 11, 2006, by and among Viisage Technology, Inc., VIDS Acquisition Corp. and Identix Incorporated

2.2	Form of Parent Voting Agreement

2.3	Form of Company Voting Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.
Date: January 13, 2006	By:	/s/ Bradley T. Miller
Bradley T. Miller Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of January 11, 2006, by and among Viisage Technology, Inc., VIDS Acquisition Corp. and Identix Incorporated

2.2	Form of Parent Voting Agreement

2.3	Form of Company Voting Agreement